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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2003

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

           Delaware                     1-11234                 76-0380342
 (State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)              File Number)          Identification No.)

                          500 Dallas Street, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)

                                  713-369-9000
              (Registrant's telephone number, including area code)

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Item 9.  Regulation FD Disclosure

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     Representatives of Kinder Morgan, Inc. ("KMI"), Kinder Morgan Energy Partners, L.P. ("KMP") and Kinder Morgan Management, LLC ("KMR") intend to make presentations on April 1, 2003 at the 31st Annual Howard Weil Energy Conference to address company strategy and philosophy, the fiscal year 2003 budget, and other business information about KMI, KMP and KMR. Prior to the meetings, interested parties will be able to view the materials presented at the meetings by visiting KMI's web site at: www.kindermorgan.com/investor/presentations.


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                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          KINDER MORGAN ENERGY PARTNERS, L.P.

                          By:    KINDER MORGAN G.P., INC.
                                 its general partner

                                 By:    KINDER MORGAN MANAGEMENT, LLC,
                                        its delegate

Dated:  March 31, 2003                  By:   /s/Joseph Listengart
                                              ----------------------------------
                                              Joseph Listengart
                                              Vice President and General Counsel



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